UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 13, 2005
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                                                        (September 12, 2005)
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                         WELLSFORD REAL PROPERTIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

       1-12917                                           13-3926898
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(Commission File Number)                      (IRS Employer Identification No.)


    535 Madison Avenue, New York, NY                       10022
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(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 838-3400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On September 12, 2005, Wellsford Real Properties, Inc. (the "Company") announced that its Board of Directors had rescinded its adoption of the previously announced proposal for a 1-for-100 Reverse Stock Split and 100-for-1 Forward Stock Split of its common shares (together, the "Stock Split"). The Company also stated that it will proceed with its previously announced Plan of Liquidation. A copy of the press release announcing the withdrawal of the Company's previously proposed Stock Split is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press release dated September 12, 2005, announcing the withdrawal of the Company's previously proposed Stock Split.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         WELLSFORD REAL PROPERTIES, INC


                                  By:/s/ Mark P. Cantaluppi
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                                     Mark P. Cantaluppi
                                     Vice President, Chief Accounting Officer

Date:  September 13, 2005